                                                                   Exhibit 10.1


                              Amended and Restated
                          AT&T Master Carrier Agreement


----------------------------------------        --------------------------------------        ------------------------------------
CUSTOMER Name (Full Legal Name):                AT&T Corp.,                                   AT&T Sales Representative:
Easylink Services                               a New York corporation ("AT&T")               Larry Bagley
Corporation
("CUSTOMER")
----------------------------------------        --------------------------------------        ------------------------------------
CUSTOMER Name (and Title) for Notice            AT&T Name (and Title) for Notice              AT&T Contact Telephone Number
George Frylinck, Vice                           Maryann Allen, General                        732-805-5759
President                                       Manager
----------------------------------------        --------------------------------------        ------------------------------------
CUSTOMER Address                                AT&T Address                                  Initial Deposit Amount Required:
33 Knightsbridge Rd                             300 Atrium Drive                              $ 0
----------------------------------------        --------------------------------------        ------------------------------------
city State Zip Code                             City State Zip Code
Piscataway NJ 08817                             Somerset NJ 08873
----------------------------------------        --------------------------------------        ------------------------------------
CUSTOMER Fax number for Notice                  AT&T Fax number for Notice
917-464-8317                                    732-805-5720
----------------------------------------        --------------------------------------        ------------------------------------


This Amended and Restated AT&T Master Carrier Agreement (the "Agreement") replaces the Master Carrier Agreement (as it may have been previously amended and restated) originally executed on the following dates:

Date of execution by CUSTOMER:                Date of execution by AT&T:
Jan 31, 2001                                  February 8,2001

This Agreement consists of this Cover Sheet and the documents listed in the Table of Documents below (each, an "Attachment"). In the event of any inconsistency, precedence will be given to the documents in the following order:
(1) this Cover Sheet, (2) the documents listed in the Table of Documents (excluding the General Terms and Conditions), (3) the General Terms and Conditions. In the event of any inconsistency between this Agreement and an applicable AT&T Service Guide, the terms of this Agreement shall prevail.

This Agreement shall be legally binding when signed by both parties and shall continue in effect until the end of the longest term specified in an Attachment, or until otherwise terminated pursuant to this Agreement. The rates and commitments shall be effective as provided in each Attachment.

                               Table of Documents


Title                                                              Doc. ID                                 Date/time stamp
-----                                                              -------                                 ---------------
General Terms and Conditions                                       MCA 030614.doc                          06/14/03 8:15 am
MCA Supplemental Terms and Conditions                              SWFT 0011100.doc                        11/20/00 10:06 am
AT&T Network Connection Service Terms and Pricing Attachments      SWFT ANCSTP 001101                      11/01/00 3:06 pm
AT&T MEGACOM Service & AT&T MEGACOM 800                            Easylink megacom 1001013                10/08/01 12:25 pm
Service Terms and Pricing Attachment
AT&T Managed Internet Service Terms and Pricing Attachment         MIS STP 010403                          06/13/00 11:27 pm


Amended and Restated AT&T Master Carrier Agreement -Cover Sheet     Page 2 of 2


                               Table of Documents


Title                                                                  Doc. ID                          Date/time stamp
-----                                                                  -------                          ---------------
AT&T Uniplan Service Terms and Pricing Attachment                      Easylink USTP030929              09/29/2003 5:44 PM
AT&T Asynchronous Transfer Mode Service - Service Order Attachment     EasyLink ATM SOA 040319          3/19/2004 9:50 AM
AT&T Data Service Terms and Pricing Attachment                         EasyLink DSTP 040323             3/23/2004 5:18 PM



AGREED:                                    AGREED:
Easylink Services Corporation              AT&T Corp.
By: /s/ G.R. Frylinck                      By: /s/ Maryann Allen
    ------------------                         ----------------------------
    (Authorized CUSTOMER Signature)            (Authorized AT&T Signature)

    George R. Frylinck, Vice President      Maryann Allen, General Manager
    ----------------------------------      ------------------------------
    (Typed or Printed Name and Title)          (Typed or Printed Name and Title)

Date: 26 April 2004                        Date: 26 April 2004
      -------------                             --------------

                       GENERAL TERMS AND CONDITIONS
                                                                          Page 1

1. Provision of Services. AT&T agrees to provide to CUSTOMER the AT&T services described in the Attachment(s) to this Agreement (the "Services"). AT&T is not responsible for the quality of transmission or signaling on CUSTOMER's side of the network interface between AT&T and CUSTOMER. Service is furnished subject to the availability of the service components required, and subject to operational and systems constraints.

2. Billing and Payment for the Services. Except as may be provided in an Attachment, AT&T will send a single monthly bill for each of the Services to one location designated by CUSTOMER. CUSTOMER is liable for all amounts due to AT&T under this Agreement. Payment in U.S. currency is due within thirty days after the bill date, except as otherwise provided below with respect to Billing Disputes. Charges set forth in the Attachments are exclusive of any applicable taxes or surcharges.

3. Non-Payment. AT&T may add interest charges to any past due amounts at the lower of 1.5% per month or the maximum rate allowed by law. CUSTOMER shall reimburse AT&T for reasonable attorney's fees and any other costs associated with collecting delinquent or dishonored payments. Restrictive endorsements or other statements on checks accepted by AT&T will not apply.

4. Billing Dispute. To dispute a charge on a bill, CUSTOMER must identify the specific charge in dispute and provide a full written explanation of the basis for the dispute using a standard AT&T billing dispute form within 90 days after the bill date. CUSTOMER may withhold payment of a charge subject to a good faith dispute provided: (a) CUSTOMER submits the billing dispute, using a standard AT&T billing dispute form, within thirty days after the bill date ' (b) CUSTOMER pays the undisputed portion of all charges and (c) CUSTOMER cooperates reasonably with AT&T's efforts to investigate and resolve the dispute. If AT&T determines a disputed charge was billed in error, AT&T shall issue a credit to reverse the amount incorrectly billed. If AT&T determines a disputed charge was billed correctly, payment shall be due from CUSTOMER within five days after AT&T advises CUSTOMER in writing that the dispute is denied.

5. Deposit. Using its Deposit standards, AT&T has assessed and CUSTOMER shall pay the Initial Deposit amount specified on the Cover Sheet before Services are provided. AT&T may require CUSTOMER, during the term of this Agreement, to tender a deposit in an amount to be determined by AT&T in its reasonable discretion. AT&T will rely upon commercially reasonable factors to determine the need for and amount of any deposit. These factors may include, but are not limited to, payment history, number of years in business, history of service with AT&T, bankruptcy history, current account treatment status, financial statement analysis, and commercial credit bureau rating, as well as commitment levels and anticipated monthly charges. Any deposit will be held by AT&T as a guarantee for the payment of charges. A deposit does not relieve CUSTOMER of the responsibility for the prompt payment of bills. Interest (at the rate of 6% per year or such other rate as is applicable by law) will be paid to CUSTOMER for any period that a cash deposit is held by AT&T. AT&T may apply a deposit against past due charges at any time.

6. Obligations Regarding Taxes. CUSTOMER shall pay any applicable taxes (excluding those on AT&T's net income), fees, duties, levies and other similar charges (and any related interest and penalties) relating to the sale, transfer of ownership, installation, license, use or provision of the Services, except to the extent customer provides a valid exemption certificate to AT&T prior to the delivery of Services.

7. CUSTOMER is a Carrier. CUSTOMER certifies it is a "common carrier" as defined in the Communications Act of 1934 (see 47 USC ss.ss.153(10) and 211), with all required operating authority. CUSTOMER further certifies either (a) it has filed an FCC Form 499-A with the Federal Communications Commission (individually or on a consolidated basis) in accordance with the registration requirement of 47 C.F.R. 64.1195, or (b) it will not resell interstate telecommunications service(s) provided by AT&T under this Agreement, unless it first registers with the Federal Communications Commission in accordance with the registration requirement of 47 C.F.R. 64.1195.

8. Responsibilities of CUSTOMER. CUSTOMER is responsible for interfacing and communicating with its End Users, for placing any orders, and for assuring that it and any Intermediate Providers comply with the provisions of this Agreement and with all applicable laws and regulatory requirements with respect to the Services. CUSTOMER is responsible for arranging premises access at any reasonable time so that AT&T personnel may install, repair, maintain, inspect or remove service components.

9. Software. AT&T grants CUSTOMER a personal, nontransferable and non-exclusive license (without the right to sublicense) to use, in object code form, all software and associated written and electronic documentation and data furnished pursuant to this Agreement (collectively, "Software"), solely in connection with the Services and solely in accordance with applicable written and electronic documentation. CUSTOMER will refrain from taking any steps to reverse assemble, reverse compile or otherwise derive a source code version of the Software. The Software shall at all times remain the sole and exclusive property of AT&T or its suppliers. "Third-Party Software" means Software that bears a copyright notice of a third party. "AT&T Software" means all Software other than Third-Party Software. CUSTOMER shall not copy or download the Software, except that CUSTOMER may make two copies of the Software, one for archive and the other for disaster recovery purposes. Any copy must contain the same copyright notices and proprietary markings as the original Software. CUSTOMER agrees to comply with any additional restrictions that are provided with any Third-Party Software. The term of the license granted with respect to any Software shall be coterminous with the Attachment which covers the Software and/or related Services. CUSTOMER shall assure that its Users comply with the terms and conditions of this Section.

10. Warranty with Respect to Software. AT&T warrants that all AT&T Software will perform substantially in accordance with its applicable published specifications for the term of the Attachment that covers the AT&T Software. If CUSTOMER returns to AT&T, within such period any AT&T Software that does not comply with this warranty then AT&T, at its option, will either repair or replace the portion of the AT&T Software that does not comply or refund the amount paid by CUSTOMER for such failed or defective AT&T Software. This warranty will apply only if the AT&T Software is used in accordance with the terms of this Agreement and is not altered, modified or tampered with by CUSTOMER or Users.

11. Abuse of Service. The abuse of Service is prohibited. Using Service or permitting Service to be used in the following ways constitutes abuse:(a) interfering unreasonably with the use of AT&T service by others or the operation of the AT&T network (b) with respect to Services that include the provision of terminating switched access over local exchange company facilities, carrying calls that originate on the network of a facilities-based interexchange carrier other than AT&T and terminate disproportionately to domestic locations for which AT&T's cost of terminating switched access (based on the published access rates of the incumbent local exchange companies) is above AT&T's price for the call under this Agreement (after application of discounts) ' (c) subjecting AT&T personnel or non-AT&T personnel to hazardous conditions ' (d) attempting to avoid the payment, in whole or in part, of any charges by any means or device (non-payment of billed charges will not be considered abuse of service for purposes of this Section) or (e) using the Services or displaying or transmitting Content in a manner that violates any applicable law or regulation. In any instance in which AT&T believes in good faith that there is abuse of Service as set forth above, AT&T may immediately restrict, suspend or discontinue providing Service or prevent the display or transmission of Content, without liability on the part of AT&T, and then notify CUSTOMER of the action that AT&T has taken and the reason for such action. To the extent doing so does not interfere with its ability to prevent abuse of Service (to be determined in AT&T's reasonable judgment), AT&T will attempt to notify CUSTOMER before taking such action, and will attempt to limit any restriction, suspension or discontinuance under this Section to the locations, Content, or Services with respect to which the abuse is taking place.


                           AT&T/CUSTOMER CONFIDENTIAL
                      Subject to Nondisclosure Obligations

                       GENERAL TERMS AND CONDITIONS
Page 2

12. Default. If a party breaches any material term of this Agreement and the breach continues unremedied for 60 days after written notice of default, the other party may terminate for cause any Attachment materially affected by the breach. If CUSTOMER is in breach of its payment obligations (including failure to pay a required deposit), and fails to make payment in full within 5 days after receipt of written notice of default, AT&T may, at its option, terminate the Agreement, terminate affected Attachments, suspend Service under the affected Attachments, and/or require a deposit, advanced payment, or other satisfactory assurances in connection with any or all Attachments as a condition of continuing to provide Services, except that AT&T will not take any such action as a result of CUSTOMER's non-payment of a charge subject to a timely billing dispute, unless AT&T has reviewed the dispute and determined that the charge is correct. An Attachment may be terminated by either party immediately upon written notice if the other party has become insolvent or involved in a liquidation or termination of its business, or adjudicated bankrupt, or been involved in an assignment for the benefit of its creditors. CUSTOMER shall be liable to AT&T for Termination Charges, as specified in a terminated Attachment, in the event that AT&T terminates an Attachment as a result of a breach by CUSTOMER. Termination by either party of an Attachment does not waive any other rights or remedies it may have under this Agreement.

13. No Other Representations or Warranties. EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT, AT&T MAKES NO REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, UNDER THIS AGREEMENT AND SPECIFICALLY DISCLAIMS ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, TITLE OR NONINFRINGEMENT OR ANY WARRANTY ARISING BY USAGE OF TRADE, COURSE OF DEALING OR COURSE OF PERFORMANCE. AT&T DOES NOT REPRESENT OR WARRANT THAT THE SERVICES WILL BE UNINTERRUPTED OR ERROR-FREE, OR THAT THE SERVICES WILL MEET CUSTOMER'S REQUIREMENTS OR THAT THE SERVICES WILL PREVENT UNAUTHORIZED ACCESS BY THIRD PARTIES. AT&T DOES NOT AUTHORIZE ANYONE TO MAKE A REPRESENTATION OR WARRANTY OF ANY KIND ON ITS BEHALF AND CUSTOMER SHOULD NOT RELY ON ANYONE MAKING SUCH STATEMENTS.

14. Limitation of Liability. EITHER PARTY'S ENTIRE LIABILITY, AND THE OTHER PARTY'S EXCLUSIVE REMEDIES, FOR ANY DAMAGES CAUSED BY ANY SERVICE DEFECT OR FAILURE, OR FOR OTHER CLAIMS ARISING IN CONNECTION WITH ANY SERVICE OR OBLIGATIONS UNDER THIS AGREEMENT SHALL BE:

(a) FOR BODILY INJURY OR DEATH TO ANY PERSON, OR REAL OR TANGIBLE PROPERTY DAMAGE, NEGLIGENTLY CAUSED BY A PARTY, OR DAMAGES ARISING FROM THE WILLFUL MISCONDUCT OF A PARTY OR A BREACH OF THE PROVISIONS OF SECTION 17 (USE OF MARKS), THE OTHER PARTY'S RIGHT TO PROVEN DIRECT DAMAGES,

(b) FOR DEFECTS OR FAILURES OF SOFTWARE, THE REMEDIES SET FORTH ABOVE UNDER THE HEADING WARRANTY WITH RESPECT TO SOFTWARE,

(c) FOR INDEMNITY, THE REMEDIES SET FORTH BELOW UNDER THE HEADING
INDEMNIFICATION,

(d) FOR DAMAGES OTHER THAN THOSE SET FORTH ABOVE AND NOT EXCLUDED UNDER THIS AGREEMENT, EACH PARTY'S LIABILITY SHALL BE LIMITED TO PROVEN DIRECT DAMAGES NOT TO EXCEED PER CLAIM (OR IN THE AGGREGATE DURING ANY 12-MONTH PERIOD) AN AMOUNT EQUAL TO THE TOTAL NET PAYMENTS PAYABLE BY CUSTOMER FOR THE APPLICABLE SERVICE UNDER THE APPLICABLE ATTACHMENT DURING THE 3 MONTHS PRECEDING THE MONTH IN WHICH THE DAMAGE OCCURRED.

THE LIMITATIONS IN THIS SECTION 14 SHALL NOT PRECLUDE A PARTY FROM OBTAINING INJUNCTIVE RELIEF FROM A COURT OF COMPETENT JURISDICTION IN THE EVENT OF A VIOLATION OF SECTION 9 (SOFTWARE), SECTION 11 (ABUSE OF SERVICE), ARTICLE 17 (USE OF MARKS), OR ARTICLE 20 (CONFIDENTIALITY OBLIGATIONS). EXCEPT TO THE EXTENT PROVIDED UNDER THIS AGREEMENT WITH RESPECT TO INDEMNIFICATION, NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY FOR ANY INDIRECT, INCIDENTAL, CONSEQUENTIAL, PUNITIVE, RELIANCE OR SPECIAL DAMAGES, INCLUDING WITHOUT LIMITATION DAMAGES FOR LOST PROFITS, ADVANTAGE, SAVINGS OR REVENUES OF ANY KIND, OR INCREASED COST OF OPERATIONS, WHETHER OR NOT SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. IN NO EVENT SHALL AT&T BE LIABLE FOR ANY CLAIM OR DAMAGES CAUSED BY OR ARISING OUT OF

(i) ANY ACT OR OMISSION (INCLUDING WITHOUT LIMITATION UNAUTHORIZED USE, THEFT, ALTERATION, LOSS OR DESTRUCTION OF SERVICE OR THE APPLICATIONS, CONTENT, DATA, PROGRAMS, INFORMATION, NETWORK OR SYSTEMS OF CUSTOMER, AN END USER OR ANY THIRD PARTY) OF CUSTOMER, AN INTERMEDIATE PROVIDER, OR AN END USER,

(ii) EXCEPT AS OTHERWISE PROVIDED IN AN ATTACHMENT, SERVICE LEVELS, DELAYS OR INTERRUPTIONS OR LOST OR ALTERED MESSAGES OR TRANSMISSIONS, OR

(iii) INTEROPERABILITY, INTERACTION OR INTERCONNECTION OF THE SERVICES WITH APPLICATIONS, EQUIPMENT, SERVICES, CONTENT OR NETWORKS PROVIDED BY CUSTOMER OR THIRD PARTIES. THE LIMITATIONS OF LIABILITY SET FORTH IN THIS AGREEMENT SHALL SURVIVE FAILURE OF AN EXCLUSIVE REMEDY, AND SHALL APPLY REGARDLESS OF THE FORM OF ACTION, WHETHER IN CONTRACT, TORT, WARRANTY, STRICT LIABILITY, OR NEGLIGENCE (INCLUDING WITHOUT LIMITATION ACTIVE AND PASSIVE NEGLIGENCE). NOTHING IN THIS SECTION LIMITS CUSTOMER'S RESPONSIBILITY FOR THE PAYMENT OF CHARGES DUE AS PROVIDED IN THIS AGREEMENT, OR AT&T'S OBLIGATION TO PROVIDE CREDITS DUE AS PROVIDED IN THIS AGREEMENT.


                           AT&T/CUSTOMER CONFIDENTIAL
                      Subject to Nondisclosure Obligations

                       GENERAL TERMS AND CONDITIONS
Page 3

For purposes of all remedies and limitations of liability set forth in this Agreement or any Attachment, (i) "AT&T" shall mean AT&T Corp., its Affiliates, and its and their employees, directors, officers, agents, representatives, subcontractors, interconnection service providers and suppliers and (ii) "CUSTOMER" shall mean Customer, its Affiliates and its and their employees, directors, officers, agents, and representatives.

15. Force Majeure. Neither party nor its Affiliates or subcontractors shall be liable to the other party for any delay, failure in performance, loss or damage due to force majeure conditions such as fire, explosion, power blackout, earthquake, volcanic action, flood, hurricane, the elements, strike embargo, labor disputes, civil or military authority, war, acts of God, acts or omissions of other carriers (except, for CUSTOMER, the acts or omissions of its Intermediate Providers), acts of regulatory or governmental agencies, or other causes beyond their reasonable control, except that CUSTOMER's obligation to pay for services provided shall not be excused. Changes in economic, business or competitive conditions are not force majeure conditions. If CUSTOMER is unable to meet its commitments as a direct result of a force majeure condition, CUSTOMER may suspend its commitments for one full billing month (or longer with AT&T's written consent, which shall not be unreasonably withheld). The effect of such a suspension of commitment will be to exclude the affected month(s) from all calculations affecting the CUSTOMER's commitments and to extend the term of this Agreement by the same number of months. CUSTOMER must provide notice to AT&T of the force majeure condition giving rise to the right to suspend commitments within 30 days after its occurrence.

16. Indemnification. CUSTOMER shall indemnify, defend, and hold harmless AT&T and its Affiliates, directors, officers, employees, agents, successors and assigns from any and all claims, damages and expenses whatsoever (including reasonable attorneys' fees) arising on account of or in connection with CUSTOMER's use, resale or sharing of the Services, including but not limited to
(a) claims for libel, slander, invasion of privacy, (b) claims for infringement of copyright arising from any communication using the Services ' (c) claims arising from any failure, breakdown, interruption or deterioration of service provided by AT&T to CUSTOMER or by CUSTOMER to End Users or Intermediate Providers (d) claims arising from CUSTOMER's marketing efforts and (e) claims of patent infringement arising from combining or using services or equipment furnished by AT&T in connection with services or equipment furnished by others. CUSTOMER's indemnification obligations do not apply to claims for damages to real or tangible personal property or for bodily injury or death negligently caused by AT&T.

AT&T shall indemnify, defend, and hold harmless CUSTOMER and its Affiliates, directors, officers, employees, agents, successors and assigns from all claims of patent infringement arising solely from the use of the Services. (Whenever AT&T is responsible under the preceding sentence, AT&T may at its option either procure the right for CUSTOMER to continue using, or may replace or modify the alleged infringing Service so that the Service becomes noninfringing. If those alternatives are not reasonably achievable, AT&T may terminate the affected Attachment without termination liability to either party.) The indemnified party under this Section 16: (i) must notify the other party in writing promptly upon learning of any claim or suit for which indemnification may be sought, provided that failure to do so shall have no effect except to the extent the other party is prejudiced thereby ' (ii) shall have the right to participate in such defense or settlement with its own counsel and at its sole expense, but the other party shall have control of the defense or settlement, and (iii) shall reasonably cooperate with the defense.

17. Use of Marks. Nothing in this Agreement creates in a party any rights in the other party's trade names, trademarks, service marks or any other intellectual property. Either party may use the other party's trade names, trademarks, or service marks only to the extent such use is not prohibited by this Agreement and is otherwise permitted by law (including but not limited to the Lanham Act). In no event shall either party use or display, in advertising or otherwise, any of the other party's logos, trade dress trade devices or other indicia of origin, or any confusingly similar logos, trade dress, trade devices or indicia of origin. CUSTOMER will not conduct business under any AT&T corporate or trade name, trademark, service mark, logo, trade dress, trade device, indicia of origin or other symbol that serves to identify and distinguish AT&T from its competitors, or under any confusingly similar corporate or trade name, trademark, service mark, logo, trade dress trade device, indicia of origin or other symbol. CUSTOMER will not indicate or imply to any other party that CUSTOMER is affiliated with AT&T, that CUSTOMER is authorized by AT&T to sell or provide service to them, that CUSTOMER is providing (or will provide) service to such party jointly or in collaboration or partnership with AT&T, or as the agent of AT&T, or that service provided by CUSTOMER or another carrier is provided by AT&T. Except to the limited extent (if any) as may be required under law, neither CUSTOMER nor an Intermediate Provider shall indicate or imply to any existing or potential End User (or Intermediate Provider) that any portion of the service provided to the End User (or Intermediate Provider) by CUSTOMER or the Intermediate Provider is provided by AT&T or is carried over the AT&T network or AT&T facilities.

18. Relationship of the Parties. The relationship between the parties shall be that of independent contractors and not of principal and agent, employer and employee, franchiser and franchisee, partners or joint venturers. This Agreement does not establish CUSTOMER as a dealer, distributor or franchisee of AT&T, and no fee is being paid to AT&T to enter into this Agreement.

19. Confidential Information Defined. "Confidential Information" consists of the following: all information disclosed by one party or its agent or representative (the "Disclosing Party") to the other party or its agent or representative (the "Receiving Party") in connection with this Agreement regarding the telecommunications needs of CUSTOMER and/or the telecommunications offerings of AT&T, to the extent that (a) for information disclosed in written, graphic or other tangible form, it is designated by appropriate markings to be confidential or proprietary or (b) for information disclosed orally, it is both identified as proprietary or confidential at the time of disclosure and summarized in a writing so marked within 15 business days following the oral disclosure. Notwithstanding the foregoing, all written or oral pricing and contract proposals exchanged between the parties shall be Confidential Information, whether or not so designated. Confidential Information is the property of the Disclosing Party and shall be returned to the Disclosing Party upon request. This Agreement is Confidential Information as to which each party is both a Disclosing Party and a Receiving Party. Information that (i) is independently developed by the Receiving Party, (ii) is lawfully received by the Receiving Party free of any obligation to keep it confidential, or (iii) becomes generally available to the public other than by breach of this Agreement, shall not be Confidential Information.



                           AT&T/CUSTOMER CONFIDENTIAL
                      Subject to Nondisclosure Obligations

                       GENERAL TERMS AND CONDITIONS
Page 4


20. Confidentiality Obligations. A Receiving Party shall hold all Confidential Information in confidence from the time of disclosure until at least 3 years following its disclosure (except with respect to Software, which shall be held in confidence indefinitely). During that period, the Receiving Party (a) shall use such Confidential Information only for the purposes of performing this Agreement and using the Services, (b) shall reproduce such Confidential Information only to the extent necessary for such purposes (c) shall restrict disclosure of such Confidential Information to employees that have a need to know for such purposes, (d) shall advise those employees of the obligations of this Agreement, (e) shall not disclose Confidential Information to any third party without prior written approval of the Disclosing Party except as expressly provided in this Agreement, and (f) shall use at least the same degree of care (in no event less than reasonable care) as it uses with regard to its own proprietary or confidential information to prevent the disclosure, unauthorized use or publication of Confidential Information.

21. 21. Publicity. No public statements or announcements relating to this Agreement shall be issued by either party without the prior written consent of the other party.

22. Alternative Dispute Resolution. The parties will attempt to settle any claim for non-payment of charges or recovery of overpayment of charges for the Services (hereinafter a "Billing Dispute"), through good faith negotiations. The parties may agree to submit a Billing Dispute to non-binding mediation. At any time, the party seeking payment may submit a notice of arbitration of a Billing Dispute for arbitration under the United States Arbitration Act pursuant to the terms of this Section and the Non-Administered Arbitration Rules of the CPR Institute for Dispute Resolution ("CPR"), to the extent such rules do not conflict. The Arbitration will be held in New York, New York, or any other location selected by mutual agreement of the parties. The arbitrator shall not have the power to award any damages in excess of the limits set forth in or excluded under the limitations of liability provided in this Agreement. The arbitrator may not limit, expand or otherwise modify the terms of this Agreement. The arbitrator shall strictly limit discovery to the production of documents directly relevant to the facts alleged in the notices of arbitration and defense. If depositions are required, the arbitrator shall permit each Party to conduct an equal number of depositions (not to exceed five per side), with equal limits on the number of deposition hours for each Party (not to exceed 7 per deposition). If an evidentiary hearing is held, each Party's presentation of its case shall be limited to three (3) days. Requests for temporary injunctive relief may be submitted to a court of competent jurisdiction if the arbitrator has not yet been appointed, but the arbitrator shall have the authority to modify any injunctive relief granted by such a court. The arbitration award shall be made final within eight months of filing of the notice of arbitration and judgment upon the award may be entered in any court having competent jurisdiction. All participants and the arbitrator shall hold the existence, content and results of mediation and arbitration in confidence, except as necessary to enforce a final settlement agreement or to enforce an arbitration award. Each party shall bear its own expenses and equally share expenses related to the compensation of the arbitrator. The arbitrator's award shall be in writing and shall state the reasons for the award.

23. Time to Bring Claims. Any initial demand for arbitration pursuant to this Agreement, and any legal action arising under this Agreement, must be initiated within two years after the cause of action arises.

24. Notices. All notices under this Agreement shall be in writing and shall be made: (a) by personal delivery, (b) by certified or registered mail, postage prepaid return receipt requested, (c) by overnight delivery, or (d) by facsimile transmission. Notice shall be sent to the individuals identified on the Cover Sheet (at the address and/or fax number designated for notice), or to such other individual, address or fax number as a party may designate by notice to the other party.

25. Equipment. AT&T shall retain title to all of its equipment and facilities used to provide service under this Agreement. CUSTOMER will pay reasonable shipping charges for delivery to CUSTOMER's premises of AT&T equipment used to provide Service under this Agreement. CUSTOMER is liable to AT&T for the replacement cost of any AT&T-provided equipment installed at CUSTOMER's premises in the event of loss of said equipment for any reason, including but not limited to theft.

26. Export Regulations. The parties acknowledge that the Services and Software may be subject to U.S. export laws and regulations. If requested, CUSTOMER will sign assurances and other export-related documents required for AT&T to comply with U.S. export regulations.

27. Quality Monitoring. CUSTOMER authorizes AT&T to monitor and record calls to AT&T concerning the Services for training and quality control purposes.

28. Assignment. This Agreement may not be assigned by either party except that either party may assign its rights or delegate its duties under this Agreement to an Affiliate of that party, and either party may assign this Agreement to a successor, provided that an assignee of CUSTOMER must satisfy the requirements of Section 7 of these General Terms and Conditions.

29. No Third Party Beneficiaries. This Agreement does not expressly or implicitly provide any third party (including but not limited to End Users and Intermediate Providers) with any remedy, claim, liability, reimbursement, cause of action or other right or privilege.

30. Non-Waiver. The failure of a party to enforce any right under this Agreement at any particular point in time shall not constitute a continuing waiver of any such right with respect to the remaining term of this Agreement, or the waiver of any other right under this Agreement.

31. Severability. If any portion of this Agreement is found to valid or unenforceable, the remaining provisions shall remain in effect and the parties shall immediately begin negotiations to replace any invalid or unenforceable portions that are essential parts of this Agreement.

32. Survival of Terms. The rights and obligations of either party that by their nature would continue beyond the termination or expiration of this Agreement shall survive termination or expiration of this Agreement. For example, the provisions of this Agreement regarding Confidentiality shall remain in effect following termination of this Agreement and the provisions of this Agreement regarding arbitration, use of Marks, indemnification, and/or limitation of liability shall survive termination of this Agreement as to any cause of action arising under the Agreement.



                           AT&T/CUSTOMER CONFIDENTIAL
                      Subject to Nondisclosure Obligations

                       GENERAL TERMS AND CONDITIONS
Page 5


33. Choice of Law. The domestic law of the State of New York, except its conflict-of-laws rules, shall govern the construction, interpretation, and performance of this Agreement, except to the extent superceded by federal law. The United Nations Convention on Contracts for International Sale of Goods shall not apply.

34. Amendment. No amendment, supplement, modification or waiver of any provision of this Agreement shall be effective unless in writing and signed by authorized representatives of both parties.

35. Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the Services. This Agreement supersedes all prior agreements, proposals, representations, statements or understandings, whether written or oral, concerning the Services or the parties' rights or obligations relating to the Services. Any prior representations, promises, inducements or statements of intent regarding the Services that are not embodied in this Agreement are of no effect.

36. Definitions. The following definitions apply in addition to the definitions set forth elsewhere in this Agreement:

"Affiliate" means any entity that controls, is controlled by or is under common control with a party.

"Content" means information made available, displayed or transmitted (including information made available by means of an HTML "hot link", a third party posting or similar means) in connection with a Service including all trademarks, service marks and domain names contained therein, Customer and User data, and the contents of any bulletin boards or chat forums, and, all updates, upgrades, modifications and other versions of any of the foregoing.

"End User" or "User" means the entity that uses the service furnished under this Agreement for its own use, and not for purposes of providing telecommunications services to others.

"Intermediate Provider" means any provider or other intermediary (other than CUSTOMER or its agents or employees) in the sales chain between CUSTOMER and an End User.

"Master Agreement" means the Agreement.

"Service Guide" means the AT&T Business Service Guide, as amended from time to time, accessible via the Internet at http://serviceguide.att.com, unless otherwise defined in an Attachment. With respect to Service provided by AT&T under tariff, "Service Guide" means the tariffs applicable to the provision of such Service, as amended from time to time. Any references in the Attachments to "Tariffs", with respect to services that are no longer provided under tariff, will be deemed reference to the Service Guide, which is the successor document to interexchange tariffs that have been withdrawn as a result of detariffing.

If not otherwise defined, capitalized terms shall be defined as provided in the Service Guide.


--------------------------End of Terms and Conditions--------------------------





                           AT&T/CUSTOMER CONFIDENTIAL
                      Subject to Nondisclosure Obligations